Exhibit 99.2

IAC INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

On March 31, 2025, IAC Inc. ("IAC") completed the spin-off of its full stake in Angi Inc. ("Angi") to IAC shareholders through a dividend to the holders of its common stock and Class B common stock of all of the common stock of Angi owned by IAC (the “Distribution”). Immediately following the Distribution, IAC no longer holds any shares of Angi’s capital stock.

The following unaudited pro forma condensed consolidated financial statements of IAC give effect to the Distribution in accordance with Article 11 of the Securities and Exchange Commission’s Regulation X. As a result of the Distribution, the operations of Angi will be accounted for as a discontinued operation by IAC in accordance with ASC 205, “Presentation of Financial Statements” (“ASC 205”).

For purposes of these unaudited pro forma condensed consolidated financial statements, the Distribution is assumed to have occurred as of December 31, 2024 with respect to the unaudited pro forma condensed consolidated balance sheet and January 1, 2024 with respect to the unaudited pro forma condensed consolidated statements of operations. The pro forma condensed consolidated statements of operations for the years ended December 31, 2024, 2023 and 2022 reflect IAC on a continuing operations basis excluding Angi.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2024 has been derived from:

•  the audited historical consolidated balance sheet of IAC as of December 31, 2024; and

•  the audited historical consolidated balance sheet of Angi as of December 31, 2024.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2024, 2023 and 2022 have been derived from:

•  the audited historical consolidated statements of operations of IAC for the years ended December 31, 2024, 2023 and 2022; and

•  the audited historical consolidated statements of operations of Angi for the years ended December 31, 2024, 2023 and 2022.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position had the Distribution occurred on December 31, 2024 or the operating results that would have been achieved had the Distribution occurred on January 1, 2024, nor is it indicative of future financial position or operating results.

IAC INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2024

(In thousands, except par value amounts)

	IAC Historical Consolidated	Angi Historical Consolidated (1)	Adjustments Related to the Distribution	Notes	Total IAC Pro Forma
ASSETS
Cash and cash equivalents	$1,798,170	$(416,434)	$—		$1,381,736
Accounts receivable, net	519,690	(36,670)	—		483,020
Other current assets	167,175	(41,981)	—		125,194
Total current assets	2,485,035	(495,085)	—		1,989,950

Buildings, land, capitalized software, equipment and leasehold improvements, net	392,761	(79,564)	—		313,197
Goodwill	2,877,078	(883,440)	—		1,993,638
Intangible assets, net of accumulated amortization	722,135	(167,662)	—		554,473
Investment in MGM Resorts International	2,242,672	—	—		2,242,672
Long-term investments	438,534	—	—		438,534
Other non-current assets	388,945	(204,984)	—		183,961
TOTAL ASSETS	$9,547,160	$(1,830,735)	$—		$7,716,425

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Current portion of long-term debt	$35,000	$—	$—		$35,000
Accounts payable, trade	71,991	(18,319)	—		53,672
Deferred revenue	98,568	(42,008)	—		56,560
Accrued expenses and other current liabilities	680,633	(171,351)	—		509,282
Total current liabilities	886,192	(231,678)	—		654,514

Long-term debt, net	1,931,847	(496,840)	—		1,435,007
Deferred income taxes	13,867	(1,500)	(9,849)	5	2,518
Other long-term liabilities	410,866	(37,916)	—		372,950

Redeemable noncontrolling interest	25,415	—	—		25,415

Commitments and contingencies

SHAREHOLDERS’ EQUITY:
Common Stock, $.0001 par value	8	—	—		8
Class B common stock $.0001 par value	1	—	—		1
Additional paid-in capital	6,380,700	(1,260,311)	677,210	2	5,807,448
		—	9,849	5
Accumulated deficit	(538,974)	195,015	—		(343,959)
Accumulated other comprehensive loss	(11,396)	2,495	—		(8,901)
Treasury stock	(252,441)	—	—		(252,441)
Total IAC shareholders' equity	5,577,898	(1,062,801)	687,059		5,202,156
Noncontrolling interests	701,075	—	(677,210)	2	23,865
Total shareholders' equity	6,278,973	(1,062,801)	9,849		5,226,021
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,547,160	$(1,830,735)	$—		$7,716,425

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

IAC INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except per share data)

	IAC Historical Consolidated	Angi Historical Consolidated (1)	Adjustments Related to the Distribution	Notes	Total IAC Pro Forma
Revenue	$3,807,233	$(1,185,112)	$—		$2,622,121
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	1,059,990	(57,578)	—		1,002,412
Selling and marketing expense	1,338,732	(601,638)	1,131	3	738,225
General and administrative expense	817,658	(319,999)	1,432	3	499,091
Product development expense	323,687	(95,360)	—		228,327
Depreciation	126,890	(86,052)	—		40,838
Amortization of intangibles	144,506	(2,600)	—		141,906
Total operating costs and expenses	3,811,463	(1,163,227)	2,563		2,650,799
Operating loss	(4,230)	(21,885)	(2,563)		(28,678)
Interest expense	(155,888)	20,169	—		(135,719)
Unrealized loss on investment in MGM Resorts International	(649,178)	—	—		(649,178)
Other income, net	116,897	(18,361)	—		98,536
Loss from continuing operations before income taxes	(692,399)	(20,077)	(2,563)		(715,039)
Income tax benefit	159,069	(16,771)	(427)	6	141,871
Net loss from continuing operations	(533,330)	(36,848)	(2,990)		(573,168)
Net earnings attributable to noncontrolling interests	(6,567)	844	5,374	2	(349)
Net loss from continuing operations attributable to IAC shareholders	$(539,897)	$(36,004)	$2,384		$(573,517)

Per share information from continuing operations
Basic loss per share	$(6.49)				$(6.90)
Diluted loss per share	$(6.49)				$(6.90)

Weighted average IAC Common Stock and Class B common stock shares outstanding
Basic	83,130				83,130
Diluted	83,130				83,130

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

IAC INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(In thousands, except per share data)

	IAC Historical Consolidated	Angi Historical Consolidated (1)	Adjustments Related to the Distribution	Notes	Total IAC Pro Forma
Revenue	$4,365,235	$(1,445,837)	$4	3	$2,919,402
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	1,343,254	(124,023)	—		1,219,231
Selling and marketing expense	1,576,229	(779,404)	6,498	3	803,323
General and administrative expense	891,958	(373,905)	680	3	518,733
Product development expense	334,491	(96,543)	—		237,948
Depreciation	175,096	(94,159)	—		80,937
Amortization of intangibles	295,970	(7,958)	—		288,012
Goodwill impairment	9,000	—	—		9,000
Total operating costs and expenses	4,625,998	(1,475,992)	7,178		3,157,184
Operating loss	(260,763)	30,155	(7,174)		(237,782)
Interest expense	(157,632)	20,137	—		(137,495)
Unrealized gain on investment in MGM Resorts International	721,668	—	—		721,668
Other income, net	63,862	(17,223)	—		46,639
Earnings from continuing operations before income taxes	367,135	33,069	(7,174)		393,030
Income tax provision	(108,818)	7,242	3,415	6	(98,161)
Net earnings from continuing operations	258,317	40,311	(3,759)		294,869
Net loss attributable to noncontrolling interests	7,625	629	(6,565)	2	1,689
Net earnings from continuing operations attributable to IAC shareholders	$265,942	$40,940	$(10,324)		$296,558

Per share information from continuing operations
Basic earnings per share	$3.07				$3.43
Diluted earnings per share	$2.97				$3.29

Weighted average IAC Common Stock and Class B common stock shares outstanding
Basic	83,569				83,569
Diluted	86,464				87,040

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

IAC INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

(In thousands, except per share data)

	IAC Historical Consolidated	Angi Historical Consolidated (1)	Adjustments Related to the Distribution	Notes	Total IAC Pro Forma
Revenue	$5,235,280	$(1,891,524)	$65	3	$3,343,821
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	1,933,705	(438,060)	—		1,495,645
Selling and marketing expense	1,914,878	(913,022)	6,304	3	1,008,160
General and administrative expense	991,983	(474,210)	431	3	518,204
Product development expense	318,028	(73,821)	—		244,207
Depreciation	130,986	(78,270)	—		52,716
Amortization of intangibles	307,718	(14,441)	—		293,277
Goodwill impairment	112,753	(26,005)	—		86,748
Total operating costs and expenses	5,710,051	(2,017,829)	6,735		3,698,957
Operating loss	(474,771)	126,305	(6,670)		(355,136)
Interest expense	(110,165)	20,107	—		(90,058)
Unrealized loss on investment in MGM Resorts International	(723,515)	—	—		(723,515)
Other expense, net	(217,785)	(1,178)	—		(218,963)
Loss from continuing operations before income taxes	(1,526,236)	145,234	(6,670)		(1,387,672)
Income tax benefit	331,087	(17,252)	(2,571)	6	311,264
Net loss from continuing operations	(1,195,149)	127,982	$(9,241)		(1,076,408)
Net loss attributable to noncontrolling interests	22,285	468	(20,065)	2	2,688
Net loss from continuing operations attributable to IAC shareholders	$(1,172,864)	$128,450	$(29,306)		$(1,073,720)

Per share information from continuing operations
Basic loss per share	$(13.58)				$(12.43)
Diluted loss per share	$(13.58)				$(12.43)

Weighted average IAC Common Stock and Class B common stock shares outstanding
Basic	86,350				86,350
Diluted	86,350				86,350

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

IAC INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Adjustments Related to the Distribution

(1)  This adjustment removes Angi’s historical balances, including Total Home Roofing, LLC (“Roofing”), from IAC’s consolidated balances in accordance with ASC 205. On November 1, 2023, Angi completed the sale of Roofing, and reflected it as a discontinued operation in its standalone financial statements. Roofing did not meet the threshold to be reflected as a discontinued operation at the IAC level, therefore, IAC moved Roofing to Emerging & Other. The Distribution will result in Angi, including Roofing, being presented as a discontinued operation by IAC in accordance with ASC 205.

(2)  Reflects the elimination of Angi’s noncontrolling interest and earnings allocated to Angi’s noncontrolling interest included in the historical consolidated financial statements of IAC.

(3)  Reflects the reinstatement of transactions between IAC and Angi that were historically eliminated in consolidation. These transactions relate to (i) intercompany sales, (ii) selling and marketing activities, and (iii) general and administrative expenses between IAC and its subsidiaries and Angi and its subsidiaries.

(4)  In connection with the Distribution, IAC equity awards will be modified in a manner to preserve their value. IAC equity awards will not be split between IAC and Angi. Each stock option to purchase shares of IAC common stock and each restricted stock unit (“RSU”) granted pursuant to IAC stock-based awards will have their exercise prices and share prices, respectively, and the number of shares subject to each stock option and RSU adjusted after giving effect to (1) the value of IAC common stock prior to the Distribution and (2) the value of IAC common stock after giving effect to the Distribution. For purposes of the pro forma condensed consolidated financial statements, no incremental stock-based compensation expense has been recorded.

(5)  Reflects the estimated allocation of consolidated tax attributes resulting from the Distribution. The final allocation of tax attributes between IAC and Angi will not be completed until the fourth quarter of 2026 after the income tax returns for the year ending December 31, 2025 are completed and filed. A portion of the tax attributes allocated to Angi will be payable to IAC upon realization by Angi. No adjustment has been made to reflect the portion payable to IAC by Angi as that amount will be treated as a gain contingency at the IAC level.

(6)  Reflects adjustments to present the income tax benefit (provision) of IAC on a continuing operations basis after the removal of Angi’s historical balances.

IAC INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(Loss) earnings per share:

(7)  Pro forma (loss) earnings per share is calculated as follows:

	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022
	IAC Historical Consolidated	IAC Pro Forma	IAC Historical Consolidated	IAC Pro Forma	IAC Historical Consolidated	IAC Pro Forma

	(In thousands, except per share data)
Basic EPS:
Numerator:
Net (loss) earnings from continuing operations	$(533,330)	$(573,168)	$258,317	$294,869	$(1,195,149)	$(1,076,408)
Net (earnings) loss attributable to noncontrolling interests of continuing operations	(6,567)	(349)	7,625	1,689	22,285	2,688
Net earnings attributed to unvested participating security	—	—	(9,216)	(10,277)	—	—
Net (loss) earnings from continuing operations attributable to IAC common stock and Class B common stock shareholders	$(539,897)	$(573,517)	$256,726	$286,281	$(1,172,864)	$(1,073,720)

Denominator:
Weighted average basic shares outstanding(a)	83,130	83,130	83,569	83,569	86,350	86,350

(Loss) earnings per share:
(Loss) earnings per share from continuing operations attributable to IAC common stock and Class B common stock shareholders	$(6.49)	$(6.90)	$3.07	$3.43	$(13.58)	$(12.43)

IAC INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022
	IAC Historical Consolidated	IAC Pro Forma	IAC Historical Consolidated	IAC Pro Forma	IAC Historical Consolidated	IAC Pro Forma

	(In thousands, except per share data)
Diluted EPS:
Numerator:
Net (loss) earnings from continuing operations	$(533,330)	$(573,168)	$258,317	$294,869	$(1,195,149)	$(1,076,408)
Net (earnings) loss attributable to noncontrolling interests of continuing operations	(6,567)	(349)	7,625	1,689	22,285	2,688
Net earnings attributed to unvested participating security	—	—	(8,918)	(9,881)	—	—
Net (loss) earnings from continuing operations attributable to IAC common stock and Class B common stock shareholders	$(539,897)	$(573,517)	$257,024	$286,677	$(1,172,864)	$(1,073,720)

Denominator:
Weighted average basic IAC Common and Class B common stock outstanding(a)	83,130	83,130	83,569	83,569	86,350	86,350
Dilutive securities(b)(c)(d)	—	—	2,895	3,471	—	—
Denominator for earnings per share-weighted average shares(b)(c)(d)	83,130	83,130	86,464	87,040	86,350	86,350

(Loss) earnings per share:
(Loss) earnings per share from continuing operations attributable to IAC common stock and Class B common stock shareholders	$(6.49)	$(6.90)	$2.97	$3.29	$(13.58)	$(12.43)

(a)	On November 5, 2020, IAC's CEO was granted a stock-based award in the form of 3.0 million shares of restricted common stock. On January 13, 2025, the restricted stock award was forfeited by Mr. Levin pursuant to the Employment Transition Agreement. For all periods presented, the Company calculated EPS using the two-class method since those restricted shares were unvested and had a non-forfeitable dividend right in the event the Company declared a cash dividend on its common shares and would have participated in all other distributions of the Company in the same manner as all other IAC common shares. While the restricted shares are presented as outstanding shares in the balance sheet, these shares are excluded from the weighted average shares outstanding in calculating basic EPS and the allocable portion of net earnings are also excluded. Fully diluted EPS reflects the impact on earnings and fully diluted shares in the manner that is most dilutive.

(b)	In connection with the Distribution, IAC equity awards will be modified in a manner to preserve their value. Each stock option to purchase shares of IAC common stock and each RSU granted pursuant to IAC stock-based awards will have their exercise prices and share prices, respectively, and the number of shares subject to each stock option and RSU adjusted after giving effect to (1) the value of IAC common stock prior to the Distribution and (2) the value of IAC common stock and the value of Angi common stock after giving effect to the Distribution.

(c)	For the years ended December 31, 2024 and 2022, the Company had a loss from continuing operations and as a result 8.5 million and 7.9 million, respectively, of potentially dilutive securities on a historical consolidated basis and 9.3 million and 8.9 million, respectively, of potentially dilutive securities on a pro forma basis were excluded from the calculation of diluted EPS for each of those periods because the impact would have been anti-dilutive. Accordingly, the weighted average basic shares outstanding were used to compute the EPS amounts for the years ended December 31, 2024 and 2022.

IAC INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(d)	If the effect is dilutive, weighted average common shares outstanding include the incremental shares that would be issued upon the assumed exercise of stock options and subsidiary denominated equity and vesting of restricted common stock, RSUs and market-based awards. For the year ended December 31, 2023, 3.6 million of potentially dilutive securities on a historical consolidated basis and 3.7 million of potentially dilutive securities on a pro forma basis were excluded from the calculation of diluted EPS because their inclusion would have been anti-dilutive.